EXHIBIT 4.1
           [TEXT OF FACE OF STOCK CERTIFICATE]
                        [Logo]
COMMON STOCK      CTC COMMUNICATIONS CORP.                 COMMON STOCK SHARES
Number S                                   SEE REVERSE FOR CERTAIN DEFINITIONS
                      COMMON STOCK                          CUSIP 126418 10 2
      INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) CENT EACH OF CTC COMMUNICATIONS CORP.
(hereinafter called the "Company") transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Organization and By-Laws of the Company as from time to time amended (copies of which are on file with the Company) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.
Dated:
      /s/ John D. Pittenger    [corporate seal]  /s/ Steven P. Milton
            Treasurer                                  President
Countersigned and Registered:
STATE STREET BANK AND TRUST COMPANY (Boston)
By               Transfer Agent and Registrar
 Authorized Signature

              [TEXT OF REVERSE OF STOCK CERTIFICATE]
The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common           UNIF GIFT MIN ACT _______Custodian___
TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors
JT TEN - as joint tenants with right of     Act_________ (state)
         survivorship and not as tenants UNIF TRF MIN ACT _____Custodian
         in common                          (until age__)______ under Uniform
                                            Transfers to Minors Act __(state)
  Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, _____ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee) _______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated____________  X________________________________________________________
                   X________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By______________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.